AQR Sustainable Long-Short Equity Carbon Aware Fund
Fund Summary — December 15, 2021
Ticker: Class N/QNZNX — Class I/QNZIX — Class R6/QNZRX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund, including the statement of additional information, online at https://funds.aqr.com/fund-documents. You can also get this information at no cost by calling (866) 290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated December 15, 2021, as amended and supplemented from time to time, are incorporated by reference to this summary prospectus.
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Fund does not expect to mail paper copies of the Fund’s annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have elected to receive shareholder reports electronically, you will not be affected by this approach and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.
You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

AQR Funds–Summary Prospectus2
Investment Objective
The AQR Sustainable Long-Short Equity Carbon Aware Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	1.10%	1.10%	1.10%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[1]	0.60%	0.60%	0.50%
Acquired Fund Fees and Expenses1,[2]	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses	1.98%	1.73%	1.63%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.40%	0.40%	0.40%

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.58%	1.33%	1.23%
1 Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.
2 Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
3 The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2023. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2023, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class N Shares	$161	$567
Class I Shares	$135	$491
Class R6 Shares	$125	$460
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by investing in or having exposure to securities of U.S. and foreign issuers through the construction of a long-short investment portfolio that favors attractive companies as determined by the Adviser’s proprietary quantitative investment indicators and certain Environmental, Social and Governance (“ESG”) criteria. The Adviser utilizes these criteria to implement a sustainable investment approach that considers the ESG characteristics of investments when constructing the Fund’s portfolio. The Fund seeks to provide returns from both the potential gains from its long-short equity positions and its overall exposure to equity markets, while seeking to manage the Fund’s exposure to greenhouse gas emissions by targeting a “net zero” carbon positioning. The Fund also seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets. A detailed description of the Fund’s investment approach, including how the Fund implements its “net zero” carbon positioning target, is set forth below.
Investment Approach
When constructing a sustainable portfolio for the Fund, the Adviser first utilizes static and dynamic ESG filters to exclude companies from the Fund’s long position investment universe. There is no filter applied to the Fund’s short position investment universe.

AQR Funds–Summary Prospectus3
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The static ESG filter prohibits any long exposure to issuers the Adviser has determined to exclude, based on third-party data, due to their engagement in industries that the Adviser views as having particularly poor ESG characteristics, such as: tobacco, controversial weapons (including but not limited to cluster munitions, land mines and biochemical weapons) and fossil fuels. The Adviser may from time to time restrict additional industries that it views as having particularly poor ESG characteristics. For the avoidance of doubt, the static ESG filter on the aforementioned industries will be implemented by the Adviser based upon criteria it determines, in its sole discretion, to reasonably identify issuers engaged in a particular industry, such as the percentage of an issuer’s revenue derived from the industry. This criteria does not exclude from the Fund’s investment universe issuers with de minimis direct or indirect exposure to the industry at any point in time.
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Using a dynamic ESG filter, the Fund will exclude long positions in companies ranked approximately in the bottom 10% of the investment universe for their ESG characteristics as evaluated by the Adviser using third-party data.
ESG characteristics are determined in the Adviser’s discretion using a combination of the Adviser’s proprietary models, as well as third-party ESG ratings data, with the aim of identifying the extent to which each company in the universe is exposed to, and how well it manages, a range of environmental, social and governance issues. The ESG characteristics may change over time or vary depending on sector or industry. ESG characteristics taken into account include among others:
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Environmental: greenhouse gas emissions, resource depletion, waste and pollution;
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Social: product safety and quality, health and safety, employee relations;
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Governance: executive pay, bribery and corruption, anti-competitive strategy, tax strategy.
The Adviser’s evaluation of the ESG characteristics is designed to identify companies (i) with exposure to environmental, social, and governance risks, particularly those that have more potential to be financially relevant, or (ii) that may not be adequately managing such exposures in their underlying businesses. Examples of such risks may include climate change, demographic shifts, or anti-corruption. The Fund’s investment strategy is not designed to eliminate all exposure to companies that are considered to be problematic under ESG standards. Rather, the investment strategy is designed to tilt the portfolio in favor of companies that have superior ESG characteristics, while restricting long positions, or taking short positions, in certain companies and industries the Adviser has identified as having the worst ESG characteristics.
Once the above filters have been applied, the Adviser uses a set of value, momentum, quality and other quantitative investment indicators to generate a long-short investment portfolio based on the Adviser’s global security selection and asset allocation models, with weighting to each position, long or short, based on the Adviser’s determination of each position’s attractiveness or unattractiveness, respectively. Certain of these quantitative investment indicators take into account certain ESG characteristics where the Adviser believes they will improve the portfolio’s returns.
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Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios and governance-related indicators, such as companies that the Adviser believes are growing too quickly and may therefore have overpriced valuations.
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Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
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Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings, sound accounting practices, and low exposure to climate-related risks.
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Sentiment indicators identify companies favored by a variety of important stakeholders (for example, high-conviction investors, corporate management, their customers, and/or broader society), and companies that have shareholder-friendly and transparent management.
The Adviser may also use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The Adviser then actively seeks to tilt the Fund’s portfolio towards companies with superior ESG characteristics, by overweighting its long positions in certain companies determined by the Adviser to have superior ESG characteristics and increasing its short positions in certain companies determined by the Adviser to have poor ESG characteristics.
The Fund’s short portfolio construction process will seek (i) to express more fully the Adviser’s active views, including ESG-related alpha signals, on an investment than is possible with underweighting or fully divesting; and/or (ii) to hedge against ESG type risks associated with the Fund’s long exposure to certain issuers with less optimal ESG characteristics, such as a company’s exposure to climate related risks. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. Given the expected net long exposure, the Fund is not designed to be market-neutral.
The Adviser also seeks to manage the Fund’s exposure to greenhouse gas emissions by targeting a “net zero” carbon positioning, in which the carbon footprint of the companies the Fund holds long is netted against the carbon footprint of the companies the Fund holds short, such that the portfolio’s overall carbon footprint will be equal to or less than zero on a net

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notional exposure basis. When measuring the carbon footprint of a company, the Adviser uses third party data to assess emissions of the company. These emissions estimates may include, but are not limited to, the emissions directly emitting from sources that are owned or controlled by a company or the emissions from the consumption of purchased electricity, steam or other sources of energy generated upstream from a company’s direct operations. The Fund does not currently take into account Scope 3 emissions, which include indirect emissions occurring in a company’s value chain (e.g., purchased goods/services, use of sold products, investments, and leased assets and franchises). The carbon footprint of the Fund’s financial position in a company is measured by calculating the proportion of the Fund's exposure to the company’s total market capitalization and applying that proration to the company's total carbon footprint, as measured by the Adviser. The long portfolio’s carbon footprint is the aggregate amount of this prorated score for each long position and is targeted to be equal to or less than the aggregate amount of the prorated score for each short position of the Fund. For example, if the Fund’s long portfolio’s aggregate carbon footprint is 100 tons of CO2 equivalent, per $1M of exposure, the Fund will target a short portfolio aggregate carbon footprint of 100 tons of CO2 equivalent, per $1M of exposure, or more.
Additional Information
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity-related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (collectively, “Equity Instruments”). Equity-related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”). The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. However, the Fund will generally invest in Instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country or currency denomination and may invest in any one country or currency denomination without limit. The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund is not designed to be market-neutral. The Adviser, on average, intends to target a market portfolio beta of 0.5 to broad global equity markets. The Adviser expects that the portfolio’s actual market beta will typically range from 0.3 to 0.7. Beta is a measure of the Fund’s portfolio’s sensitivity to both the volatility and directional return of the broad global equities markets. A beta of 1.0 means the portfolio is fully correlated to both the volatility and the directional return of the broad global equity markets and a beta of 0 means the portfolio’s volatility and return have no correlation to those of the broad global equity markets. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk.
In addition to the volatility which may be achieved through the Fund’s market beta target, the Adviser, on average, will target an additional (i.e., active) annualized volatility level for the Fund of 6% over time. Since this active annualized volatility target is expected to be achieved over time, the year-to-year forecasted active annualized volatility target is expected to typically range between 4% and 9%.
Given these two sources of volatility (i.e., the market volatility realized through the Fund’s market beta target and the Fund’s additional active volatility target), the total volatility achieved by the Fund is expected to be higher than the 6% active volatility target. Because there is no precise way to predict the market volatility over any particular period, the total volatility achieved by the Fund may be significantly higher than the 6% active target. Actual or realized volatility experienced by the Fund can and will differ from the forecasted or target volatility described above.
The Fund, when taking a long equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a short equity position, the Fund borrows the security from a third party and sells it at the then current market price. A short equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes long and short positions in Equity Derivative Instruments. A long position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A short position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a

AQR Funds–Summary Prospectus5
specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover in excess of 100%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund

AQR Funds–Summary Prospectus6
is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
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The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
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Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
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The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
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Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
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The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).

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Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and  traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objectives.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Net Zero Carbon Target Risk: The ability of the Fund to achieve its net zero carbon target will be subject to the Adviser’s ability to correctly assess the carbon emissions of the companies to which the Fund has exposure and the relative performance of the investments in the portfolio. Since the carbon emissions of companies will likely change as the regulatory environment, public sentiment and markets change or time passes, the success of the Fund’s net zero carbon strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute long and/or short positions in an efficient and timely manner. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of a company or the net carbon exposure of the Fund may not comport with an investor’s assessment of either due to a variety of reasons, including, but not limited to, use of different carbon emission data sources and differing views on how net zero carbon exposure is achieved. The Fund does not currently take into account Scope 3 emissions, which include indirect emissions occurring in a company's value chain (e.g., purchased goods/services, use of sold products, investment and leased assets and franchises). Therefore, the Fund may have exposure to such indirect emissions. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results.

AQR Funds–Summary Prospectus8
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sustainable Investment Risk: The Fund follows a sustainable investment approach that considers the ESG characteristics of investments when constructing the Fund’s portfolio. Accordingly, the Fund will have reduced exposure to industries or sectors with companies that are excluded by the Fund’s dynamic ESG filter or otherwise underweighted due to their ESG characteristics and potentially increased exposure to industries or sectors that do not contain such companies. Additionally, due to its exclusionary criteria, the Fund will not be invested in certain industries and may not be invested in certain sectors. As a result, the Fund’s performance may be lower than other funds that do not consider ESG characteristics or use different ESG criteria when constructing their portfolios. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account ESG characteristics of investments. While the Fund does not intend to take long positions in companies with the lowest ESG rankings as evaluated by the Adviser (as further described in its principal investment strategies), the Fund will have exposure to companies with lower ESG rankings. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in and/or disclose their sustainable and ESG practices may fall out of favor, which would challenge the Fund’s ability to assess ESG characteristics of an issuer or industry and its ability to implement its investment strategies. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled "Principal Investment Strategies of the Fund,"  presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The Fund has not commenced operations as of the date of this prospectus. As a result, no performance information is available. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.

AQR Funds–Summary Prospectus9
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	December 2021	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	December 2021	Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	December 2021	Principal of the Adviser
Andrea Frazzini, Ph.D., M.A.	December 2021	Principal of the Adviser
John J. Huss	December 2021	Principal of the Adviser
Lukasz Pomorski, Ph.D., M.A.	December 2021	Managing Director of the Adviser
Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem Class N Shares, Class I Shares and Class R6 Shares of the Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688 or by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248). The Fund’s initial and subsequent investment minimums for Class N Shares, Class I Shares and Class R6 Shares, as applicable, generally are as follows.
	Class N Shares	Class I Shares	Class R6 Shares
Minimum Initial Investment	$[1]1,000,000	$[1]5,000,000	$[1]50,000,000
Minimum Subsequent Investment	None	None	None
1  Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Fund’s prospectus.
Tax Information
The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.